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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported): January 26, 2004
                                                         ----------------

                             PULASKI FINANCIAL CORP.
                             -----------------------
             (Exact name of registrant as specified in its charter)

      Missouri                        0-24571                43-1816913
      --------                       ---------               ----------
(State or other Jurisdiction        (Commission            (IRS Employer
 of incorporation or organization)   File Number)           Identification No.)

                12300 Olive Boulevard, St. Louis, Missouri 63141
                ------------------------------------------------
                    (Address of principal executive offices)

                                (314) 878-2210
                                ---------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                ----------------
          (Former name or former address, if changed since last report)


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ITEM 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS
          ---------------------------------------

      Exhibit 99.1      Press Release Dated January 26, 2004

ITEM 12.   RESULTS OF OPERATION AND FINANCIAL CONDITION
           --------------------------------------------

      On January 26, 2004, Pulaski Financial Corp. announced its financial results for the quarter ended December 31, 2003. The press release announcing financial results for the quarter ended December 31, 2003 is filed as Exhibit
99.1 and incorporated herein by reference.


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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: January 26, 2004                  By: /s/ William A. Donius
                                             ----------------------------------
                                             William A. Donius
                                             President and Chief Executive
                                             Officer